                                                                   EXHIBIT 99.01

DEL Medical Systems Group

                                                          11550 West King Street
                                                         Franklin Park, IL 60131

                                                                  P 800.800.6006
                                                                  F 847.288.7011

                                                                    news release

For immediate release                              For more information contact:
April 17, 2004                                                   Steve Dahlquist
                                                            P 847.288.7432 X7028
                                                       SDahlquist@delmedical.com

           DEL MEDICAL SYSTEMS DELIEVERS REMOTE R/F SYSTEMS TO MEXICO
                                   AND ROMANIA

FRANKLIN PARK,  ILLINOIS,  - Del Global Technologies  announced that its Medical
Systems  Group has  delivered  twenty-two  remote R/F  systems  (as  reported in quarterly  results ending January 31, 2004) for  installation in eighteen Social
Security healthcare  facilities throughout Mexico. The "Mercury" R/F systems are designed and  manufactured at Del's Villa  subsidiary  located in Milan,  Italy.
Each system incorporates a full 16" image intensifier, spot film capture device,
90/90 table  system,  and  proprietary  digital  acquisition  system.  Each also includes multifunctional dry imager and contrast media injector support systems.
The  multi-million  euro  contract was awarded to Del in October 2003 as part of the  largest  project  of its  kind in  Mexico's  history.  "We are  pleased  to participate in such a broad upgrade project. It reflects our strategy to provide high quality radiographic systems across the globe, and is similar in scope to a highly  successful  project Del delivered in 2002 to the country of  Lithuania,"
said Walter  Schneider,  President and CEO of Del Global  Technologies.  He also noted that Lithuania has now extended that contract for an additional  seventeen systems in 2004. Del also announced the initial delivery schedule for a contract awarded in 2000 to provide  one hundred  Remote R/F  systems to the  Ministry of
Health in Romania.  "The first twenty  systems will be delivered in April,  with subsequent deliveries in the fall of this year," said Steve Dahlquist, President of Del Medical Systems Group. He further commented,  "Our remote R/F systems are among the best available in the world for performance and value.  Providing such
a  significant  component  of  Romania's   infrastructure   investment  is  very
exciting."  For  more  information  on Del  Medical,  go to  www.delmedical.com.

Forward Looking Statement

Del Global  Technologies  Corp. is primarily engaged in the design,  manufacture
and  marketing  of  cost-effective   medical  imaging  and  diagnostic   systems
consisting of stationary and portable  x-ray systems,  radiographic/fluoroscopic systems,  dental imaging systems and proprietary  high-voltage  power conversion subsystems for medical and other critical  industrial  applications.  Statements about  future  results  made  in this  release  may  constitute  forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995.  These  statements  are  based on  current  expectations  and the  current economic  environment.  Del  Global  cautions  that  these  statements  are  not guarantees of future performance. These statements involve a number of risks and uncertainties that are difficult to predict,  including, but not limited to, the ability of Del Global to implement its business  plan;  retention of management;
changing industry and competitive  conditions;  obtaining  anticipated operating efficiencies; securing necessary capital facilities; favorable determinations in various  legal and  regulatory  matters;  the  ability of Del Global to meet its obligations  under the agreement in principle  with the US Government  regarding the proposed  settlement of the DoD matter; the ability of Del Global to avoid a debarment from doing business with the U.S.  Government;  and favorable  general economic conditions. Actual results could differ materially from those expressed or implied in the forward-looking  statements.  Important  assumptions and other important  factors that could cause  actual  results to differ  materially  from those in the  forward-looking  statements are specified in the Company's filings with the Securities and Exchange Commission.

                                      # # #